UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2020 frontdoor, inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38617	82-3871179
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Peabody Place, Memphis, Tennessee	38103
(Address of principal executive offices)	(Zip Code)

(901) 701-5002

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	FTDR	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2020 Annual Meeting on May 13, 2020, the Company’s stockholders (1) elected the persons listed below to serve as Class II directors for a term of one year, expiring at the Company’s 2021 annual meeting of stockholders and until their successors have been duly elected and qualified; (2) ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2020; and (3) approved, on an advisory basis, the Company’s named executive officer compensation. Each of these proposals is described in greater detail in the 2020 Proxy Statement. Set forth below are the voting results for these proposals.

(1)	Election of three Class II directors for a term of one year, expiring at the Company’s 2021 annual meeting of stockholders and until their successors have been duly elected and qualified:

	Votes For		Votes Against
Nominee Name	Number	% of Votes Cast	Number	% of Votes Cast	Abstentions	Broker Non- Votes
Richard P. Fox	54,735,275	74.84%	18,401,459	25.16%	1,902,037	2,326,907
Brian P. McAndrews	53,268,265	72.83%	19,868,456	27.27%	1,902,050	2,326,907
Rexford J. Tibbens	74,213,550	98.97%	770,311	1.03%	54,910	2,326,907

(2)	Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2020:

Votes For		Votes Against
Number	% Shares Entitled to Vote	Number	% Shares Entitled to Vote	Abstentions	Broker Non- Votes
77,137,636	99.70%	148,488	0.19%	79,554	0

(3)	Advisory vote to approve the Company’s named executive officer compensation:

Votes For		Votes Against
Number	% Shares Entitled to Vote	Number	% Shares Entitled to Vote	Abstentions	Broker Non- Votes
60,168,689	80.18%	12,729,397	16.96%	2,140,685	2,326,907

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 19, 2020	FRONTDOOR, INC.

	By:	/s/ Jeffrey A. Fiarman
	Name:	Jeffrey A. Fiarman
	Title:	Senior Vice President, General Counsel and Secretary